SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 3, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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             (Exact name of registrant as specified in its charter)


         Delaware                                                06-1204982
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(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


1285 Avenue of the Americas
    New York, New York                                                   10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 713-2000
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              (Registrant's Telephone Number, including area code)


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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            The Empire Funding Home Loan Owner Trust 1999-1 (the "ISSUER") was formed pursuant to an owner trust agreement, dated as of April 1, 1999, and entered into by PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "DEPOSITOR"), Wilmington Trust Company, as owner trustee, U.S. Bank National Association ("U.S. BANK"), as paying agent, and Empire Funding Corp. ("EMPIRE FUNDING"). The Issuer issued the Home Loan Asset Backed Notes pursuant to an indenture, dated as of April 1, 1999, between the Issuer and U.S. Bank, as indenture trustee.

            As of the Closing Date, assets of the Issuer consist primarily of a Grantor Trust Certificate evidencing 100% of the ownership interest in Empire Funding Grantor Trust 1999-1 (the "GRANTOR TRUST") formed pursuant to a grantor trust agreement, dated as of April 1, 1999, and entered into by the Depositor, U.S. Bank, as grantor trustee, and Empire Funding, as transferor and subservicer, ContiMortgage Corporation ("CONTIMORTGAGE"), as transferor and servicer, and California Lending Group, Inc. d/b/a United Lending Group ("ULG"), as transferor, the assets of which consist primarily of a pool of certain closed-end, fixed rate home loans (the "Loans") as described herein which are either secured primarily by second lien mortgages, deeds of trust or other similar security instruments or unsecured.

            The statistical information presented in the Prospectus Supplement, dated April 29, 1999 (the "Prospectus Supplement"), concerning the Loans is based on the characteristics of a portion of such Loans as of March 31, 1999. Capitalized terms used in this Form 8-K and not defined herein shall have the meaning assigned to such terms in the Prospectus Supplement. Attached hereto as
Exhibit 99 to this Form 8-K is information concerning all of the Loans as of March 31, 1999 (the "Cut-Off Date").

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

   (99)                                         Information concerning the
                                                final pool of Loans as of the
                                                Cut-Off Date

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV


May 18, 1999

                                   By: /s/ BARBARA DAWSON
                                       -----------------------------
                                       Name:  Barbara J. Dawson
                                       Title: Senior Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

  (99)                  Information   concerning  the  final             E
                        pool of Loans as of the Cut-Off Date